UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 25, 2005

                            ------------------------

                          TEMECULA VALLEY BANCORP INC.
             (Exact name of Registrant as specified in its charter)


       California                                              46-0476193
     (State or other           (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)


                27710 Jefferson Avenue
                      Suite A100
                 Temecula, California                              92590
       (Address of principal executive offices)                  (Zip code)

       Registrant's telephone number, including area code: (951) 694-9940

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02 - Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

     On July 26, 2005, Temecula Valley Bancorp Inc. (the "Company") issued a press release announcing the appointment of Martin E. Plourd, 47, as Executive Vice President/Community Banking Officer of Temecula Valley Bank ("Bank"), the principal subsidiary of the Company. Mr. Plourd began his employment with the Bank on July 25, 2005. Before joining the Bank, Mr. Plourd was with Valley Independent Bank, El Centro, California for 18 years, most recently as Executive Vice President, Community Banking, a position he assumed in 1997. From 1986 until 1997, he was Senior Vice President, Branch Administrator with Valley Independent Bank. Before joining Valley Independent Bank, Mr. Plourd was an Assistant Vice President with First Interstate Bank and an Assistant Manager with Security Pacific Bank.


Item 9.01 - Financial Statements and Exhibits.

        (a)     Financial statements of business acquired. Not Applicable

        (b)     Pro forma financial information. Not Applicable

        (c)     Exhibits

                The following Exhibits are attached as part of this Report:

                99.1 Press release dated July 25, 2005 concerning the appointment of Principal Officer.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TEMECULA VALLEY BANCORP INC.


Date: July 26, 2005                     By: /s/ STEPHEN H. WACKNITZ
                                           --------------------------------
                                           Stephen H. Wacknitz
                                           Chief Executive Officer and President